Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange

2.070% Senior Notes due 2019,

3.610% Senior Notes due 2024

and

4.658% Senior Notes due 2044

of

ONE Gas

Pursuant to the Prospectus dated             , 2014

THESE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2014 UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offers is:

U.S. Bank National Association

By Mail: U.S. Bank National Association, as Exchange Agent Global Corporate Trust Services 111 Fillmore Ave. E. Saint Paul, MN 55107-1402 Attn: Specialized Finance	By Facsimile: (651) 466-7372 Confirm by Telephone: (800) 934-6802	By Hand: U.S. Bank National Association, as Exchange Agent Global Corporate Trust Services 111 Fillmore Ave. E. Saint Paul, MN 55107-1402 Attn: Specialized Finance	By Overnight Courier: U.S. Bank National Association, as Exchange Agent Global Corporate Trust Services 111 Fillmore Ave. E. Saint Paul, MN 55107-1402 Attn: Specialized Finance

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES PURSUANT TO THE EXCHANGE OFFERS MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Pursuant to the Prospectus dated             , 2014 (the “Prospectus”), ONE Gas, Inc. (the “Company”) is offering to exchange (i) an aggregate principal amount of up to $300,000,000 of its 2.070% Senior Notes due 2019 (the “old 2019 notes”) for a like principal amount of its 2.070% Senior Notes due 2019 (the “new 2019 notes”), (ii) an aggregate principal amount of up to $300,000,000 of its 3.610% Senior Notes due 2024 (the “old 2024 notes”) for a like principal amount of its 3.610% Senior Notes due 2024 (the “new 2024 notes”), and (iii) an aggregate principal amount of up to $600,000,000 of its 4.658% Senior Notes due 2044 (the “old 2044 notes” and, together with the old 2019 notes and the old 2022 notes, the “Old Notes”) for a like principal amount of its 4.658% Senior Notes due 2044 (the “new 2044 notes” and, together with the new 2019 notes and the new 2022 notes, the “New Notes”). This Letter of Transmittal is to be used by holders (“Holders”) of the Old Notes to receive the New Notes of the Company if: (i) certificates representing Old Notes are to be physically delivered to the exchange agent herewith by such Holder or (ii) tender of Old Notes is to be made by book-entry transfer to the exchange agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the caption “The Exchange Offers—Book-Entry Transfer” in the Prospectus. The undersigned hereby acknowledges receipt of the Prospectus. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus.

DTC participants that are accepting the exchange offers as set forth in the Prospectus and this Letter of Transmittal (which together constitute the “Exchange Offers”) must transmit their acceptance to DTC which will edit and verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an agent’s message to the exchange agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the agent’s message. By tendering Old Notes pursuant to the book-entry procedures established by DTC, the participant agrees to be bound by the terms of this Letter of Transmittal as if such participant had signed and physically delivered such document to the exchange agent.

Delivery of documents to DTC does not constitute delivery to the exchange agent.

The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

TENDER OF OLD NOTES

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

List below the Old Notes to which this Letter of Transmittal relates. The name(s) and address(es) of the registered Holder(s) should be printed, if not already printed below, exactly as they appear on the Old Notes tendered herewith. The Old Notes and the principal amount of Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes. If the space provided is inadequate, list the certificate number(s) and principal amount(s) on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank) See Instruction 3	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**
Old 2.070% Senior Notes due 2019

Total Principal Amount of Old 2.070% Senior Notes due 2019
Old 3.610% Senior Notes due 2022

Total Principal Amount of Old 3.610% Senior Notes due 2022
Old 4.658% Senior Notes due 2044

Total Principal Amount of Old 4.658% Senior Notes due 2044

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise specified, the entire aggregate principal amount represented by the Old Notes described above will be deemed to be tendered. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in its Prospectus, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which together constitute the “Exchange Offers”), the principal amount of Old Notes indicated in the foregoing table entitled “Description of Old Notes” under the column heading “Principal Amount Tendered.”

Subject to, and effective upon, the acceptance for purchase of the principal amount of Old Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offers, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Company) with respect to such Old Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Old Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offers as described in the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim, when the same are accepted by the Company. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or by the Company to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Old Notes tendered hereby. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an “affiliate”, as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of the Company or a broker-dealer tendering the Old Notes acquired directly from the Company for its own account.

The undersigned also acknowledges that these Exchange Offers are being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate,” within the meaning of Rule 405 under the provisions of the Securities Act, of the Company), provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such New Notes. The Company, however, does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offers in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offers as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offers, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (a “Participating Broker-Dealer”), it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus (as amended or supplemented from time to time) in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Company has agreed that, subject to the provisions of the Registration Rights Agreement, dated January 27, 2014, by and among the Company and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, and RBS Securities Inc., as representatives of the initial purchasers named therein, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when a Participating Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. In that regard, each Participating Broker-Dealer by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the sale of New Notes may be resumed, as the case may be.

The undersigned understands that tenders of Old Notes may be withdrawn by written or facsimile transmission notice of withdrawal received by the exchange agent at any time prior to the Expiration Date. In the event of a termination of the Exchange Offers, the Old Notes tendered pursuant to the Exchange Offers will be returned to the tendering Holders promptly, at no cost, (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to the account maintained at DTC from which such Old Notes were delivered). If the waiver of an unsatisfied condition by the Company constitutes a material change to the Exchange Offers, the Company will promptly disclose the waiver by means of a prospectus supplement that will be distributed to the registered Holders, and the Company will extend the Exchange Offers to the extent required by law.

The undersigned understands that the tender of Old Notes pursuant to any of the procedures set forth in the Prospectus and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offers. The Company’s acceptance for exchange of Old Notes tendered pursuant to any of the procedures described in the Prospectus will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offers. The undersigned recognizes that, under certain circumstances set forth in the prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned understands that the delivery and surrender of any Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the exchange agent or the Company, until receipt by the exchange agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, acceptance, withdrawal and eligibility, including time of receipt of surrendered Old Notes, will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly surrendered, to reject any Old Notes if acceptance of them would, in the opinion of the Company’s counsel, be unlawful and to waive any defects, irregularities or conditions of surrender as to particular Old Notes.

Unless waived, the undersigned must cure any defects or irregularities in connection with surrenders of Old Notes on or before the Expiration Date. Although the Company intends to notify Holders of defects or irregularities in connection with surrenders of Old Notes, neither the Company, the exchange agent nor anyone else will be liable for failure to give such notice. Surrenders of Old Notes will not be deemed to have been made until any defects or irregularities have been cured or waived.

Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Old Notes tendered by book-entry transfer, by credit to the account of DTC), and New Notes issued in exchange for Old Notes pursuant to the Exchange Offers be issued to the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for exchange and New Notes issued in exchange for Old Notes pursuant to the Exchange Offers be delivered to the undersigned at the address shown below the undersigned’s signature(s). In the event that the “Special Issuance Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Old Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Old Notes be delivered to, and New Notes issued in exchange for Old Notes pursuant to the Exchange Offers be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

☐	CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD OLD NOTES IS AN AFFILIATE OF THE COMPANY.

☐	CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD OLD NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES DIRECTLY FROM THE COMPANY OR AN AFFILIATE OF THE COMPANY.

☐	CHECK HERE AND COMPLETE THE LINES BELOW IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD OLD NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES IN MARKET-MAKING OR OTHER TRADING ACTIVITIES. IF THIS BOX IS CHECKED, THE COMPANY WILL SEND 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO TO YOU OR SUCH BENEFICIAL OWNER AT THE ADDRESS SPECIFIED IN THE FOLLOWING LINES.

Name:

Address:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Old Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or New Notes are to be issued in the name of, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Old Notes” within this Letter of Transmittal.

Issue:	☐ Old Notes ☐ New Notes (check as applicable)

Name:
(Please Print)

Address:
(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Old Notes in a principal amount not tendered or not accepted for exchange or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of Old Notes” within this Letter of Transmittal.

Issue:	☐ Old Notes ☐ New Notes (check as applicable)

Name:
(Please Print)

Address:
(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)

PLEASE SIGN HERE

(To be completed by all tendering Holders of Old Notes

regardless of whether Old Notes are being physically delivered herewith)

This Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as owner of Old Notes, or by the person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Registered Holder(s) or Authorized Signatory (See guarantee requirement below)

Dated:

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

Authorized Signature

Name of Firm
[place seal here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1. Signature Guarantees. In the event that signatures on this letter of transmittal or a notice of withdrawal are required to be guaranteed, the guarantee must be made by an eligible institution. As used herein and in the Prospectus, “eligible institution” means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as “an eligible guarantor institution,” including (as such terms are defined therein) (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association. Signatures on this Letter of Transmittal must be guaranteed by an eligible institution unless the Old Notes surrendered hereby are surrendered (i) by a registered Holder of Old Notes that has not completed the box titled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an eligible institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Old Notes. This Letter of Transmittal is to be completed by Holders if (i) certificates representing Old Notes are to be physically delivered to the exchange agent herewith by such Holders or (ii) tender of Old Notes is to be made by book-entry transfer to the exchange agent’s account at DTC pursuant to the procedures set forth under the caption “The Exchange Offers—Book-Entry Transfer” in the Prospectus. All physically delivered Old Notes, or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent at one of its addresses set forth on the cover page hereto on or prior to the Expiration Date. Delivery of documents to DTC does not constitute delivery to the exchange agent.

The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents, including delivery through DTC, is at the election and risk of the tendering Holder and, except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the exchange agent prior to such date.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Old Notes for exchange.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Old Notes should be listed on a separate signed schedule attached hereto.

4. Partial Tenders. (Not applicable to Holders who tender by book-entry transfer). If Holders wish to tender less than the entire principal amount evidenced by a Note submitted, such Holders must fill in the principal amount that is to be tendered in the “Principal Amount Tendered” column of the box entitled “Description of Old Notes” on page 4 of this Letter of Transmittal. The minimum permitted tender is $2,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 in principal amount in excess thereof. In the case of a partial tender of Old Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Old Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire principal amount that is represented by Old Notes delivered to the exchange agent will be deemed to have been tendered, unless otherwise indicated.

5. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signatures must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

If any of the Old Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or bond powers or any Private Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted. Unless waived by the Company, such person must submit with this Letter of Transmittal evidence satisfactory to the Company of such person’s authority to act in the particular capacity.

When this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes listed herein and transmitted hereby, no endorsements of Old Notes or separate instruments of transfer are required unless New Notes are to be issued, or Old Notes not tendered or exchanged are to be issued, to a person other than the registered Holder(s), in which case signatures on such Old Notes or instruments of transfer must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed other than by the registered Holder of any Old Notes listed in this Letter of Transmittal, then such Old Notes must be endorsed or accompanied by a properly completed bond power. The bond power must authorize the party signing this Letter of Transmittal to tender the Old Notes on behalf of the registered Holder and must be signed by the registered Holder as the registered Holder’s name appears on the Old Notes. Signatures on such certificate(s) must be guaranteed by an eligible institution.

6. Special Issuance and Delivery Instructions. If certificates for New Notes or unexchanged or untendered Old Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes or such Old Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown herein, the appropriate boxes on this Letter of Transmittal should be completed. All Old Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated herein as the account for which such Old Notes were delivered.

7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offers. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

8. Waiver of Conditions. The conditions of the Exchange Offers may be amended or waived by the Company in whole or in part at any time and from time to time in the Company’s sole discretion in the case of any Old Notes tendered.

9. Broker-dealers Participating in the Exchange Offers. If no broker-dealer checks the last box on page 8 of this Letter of Transmittal, the Company has no obligation under the Registration Rights Agreement to allow the use of the Prospectus for resales of the New Notes by broker-dealers or to maintain the effectiveness of the Registration Statement of which the Prospectus is a part after the consummation of the Exchange Offers.

10. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offers set forth in the Prospectus under the caption “The Exchange Offers” or any conditions or irregularity in any tender of Old Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders.

The Company’s interpretation of the terms and conditions of the Exchange Offers (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the exchange agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

11. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated on the front of this Letter of Transmittal for further instructions.

13. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the telephone numbers and location listed on the cover page of this Letter of Transmittal. A Holder or owner may also contact such Holder’s or owner’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offers.

14. Incorporation of Letter of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in any tender of Old Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Old Notes so tendered. By tendering Old Notes pursuant to book-entry procedures established by DTC, the DTC participant agrees to be bound by the terms of this Letter of Transmittal as if such participant had signed and physically delivered such document to the exchange agent.

IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with certificates representing the Old Notes and all other required documents, must be received by the exchange agent on or prior to the Expiration Date.